CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 16, 2020

Date of Report

(Date of Earliest Event Reported)

VIVI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56009	81-3401645
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

951 Yamato Road, Suite 101, Boca Raton, Florida 33431

(Address of principal executive offices (zip code))

(561) 717-4138

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On September 16, 2020 Joao Antonio Dantas Bezerra Leite and Marco Antonio Fujihara resigned as members of the Board of Vivi Holdings, Inc.

On September 21, 2020 Jose Percival Palesel was appointed as President of Vivi Holdings, Inc. and Leandro Trindade Freire was appointed as interim CEO of Vivi Holdings, Inc.

On September 21, 2020 Jose Percival Palesel, Leandro Trindade Freire and Lucas Sodre were appointed as directors of Vivi Holdings, Inc. to fill the vacancies on the Board.

Jose Percival Palesel
Mr Palesel 66 age, has a Bachelor in Economy  and MBA  at Fundação Getulio Vargas SP. He is a serial entrepreneur always involved in the sales and marketing area, was a pioneer in direct marketing in Brazil with a partnership with the Correios do Brasil company with ( 1406 number), he participated in the creation of Rede Mulher de Televisao, the first free TV network focused on e-commerce in Brazil, developed and created several interactivity services on Brazilian TV created the first services  1-900 model Created several interactive content services with co-billing between  telecom operators and TV Networks in Brazil, developed and launched several applications for content monetization to Radios and TVs.

Leandro Trindade Freire, interim Chief Executive Officer

Mr. Freire, age 33, has worked as Vice President of Operations for the Company since October 2019. Prior to working for the Company, Mr. Freire worked for six years at Essentra, a company listed on the FTSE 250, in different roles in Operations. Prior to that, Mr. Freire was in charge of the operation in Paraguay to supply Tear Tapes in the LATAM region to global customers in the tobacco and food industry, such as BAT, PMI, Nestle, Pepsico, and Mondelez. He graduated with a degree in Electrical Engineering from the Universidade Estadual do Oeste do Paraná (UNIOESTE) in 2013, and in 2017 earned an MBA in Lean Manufacturing Management from the Universidade Tecnologica Federal do Paraná (UTFPR), both in Brazil.

Lucas Sodre
Mr. Sodre, age 28, has worked as the CTO of the Company since inception and has previously been a member of the Board of Directors. Mr. Sodre has a bachelor Computer Engineer São Paulo University (USP) and University of Toronto, completed in 2014, he is an integration API Specialist, Sodre has architected omnichannel and Point of Sales (POS) software for banks. He also has extensive experience as a Blockchain engineer of Ethereum Smart Contracts and private blockchains with Multichain. He has architected the integration between POS and blockchain in a revolutionary point reward system.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVI HOLDINGS, INC.
(Registrant)

By:	/s/ Jose Percival Palesel
Name: Jose Percival Palesel Title: President

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